EXECUTION COPY
                                                                --------------

                                                                 EXHIBIT 99.17





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                        GSAA HOME EQUITY TRUST 2006-10

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-10

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and


                          IMPAC FUNDING CORPORATION,
                                as the Company

                                  Dated as of

                                 June 29, 2006



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

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of June 29, 2006 (this "Agreement"), is among Goldman Sachs Mortgage Company (the "Assignor"), GS Mortgage Securities Corp. (the "Assignee"), and Impac Funding Corporation (the "Company").

          WHEREAS, the Assignor and Novelle Financial Services, Inc. ("Novelle") have entered into (i) the Flow Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005 (the "Purchase Agreement") and (ii) the Purchase Price and Terms Agreement, dated January 12, 2006, between Novelle and the Assignor (the "PPTA"), pursuant to which Novelle sold to the Assignor certain mortgage loans on a servicing-released basis (as listed on the Mortgage Loan Schedule (as defined below));

          WHEREAS, the Company is the sole owner of Novelle;

          NOW, THEREFORE, for and in consideration of good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance.

          (a) The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans (the "Mortgage Loans") listed on the schedule attached hereto as Exhibit A (the "Mortgage Loan Schedule"), (b) solely insofar as it relates to the Mortgage Loans, that certain Purchase Agreement, between the Assignor, as purchaser (in such capacity, the "Purchaser"), and Novelle, as seller. The Assignor hereby agrees that it will (i) deliver possession of the notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

          (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Purchase Agreement and Novelle and the Assignor shall have the right to amend, modify or terminate the Purchase Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

          (c) The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement or (ii) the rights of the Purchaser under Section 13 and Subsection 14.01 of the Purchase Agreement.

          (d) The Assignee hereby assumes all of the Assignor's obligations from and after the date hereof under the Mortgage Loans and the Purchase Agreement solely insofar as such obligations relate to the Mortgage Loans. The Assignee does not assume hereby such obligations of Assignor prior to the date hereof.

          2.  Recognition of the Company.

          From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee has transferred the Mortgage Loans and assigned its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (including its successors in interest and any successor trustees under the Trust Agreement (as defined below), the "Trustee"), of the GSAA Home Equity Trust 2006-10 (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Assignee, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), as securities administrator (in such capacity, the "Securities Administrator") and as a custodian. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and that as of April 1, 2006 (the "Transfer Date"), Avelo Mortgage, L.L.C. (the "Servicer") will be the servicer of the Mortgage Loans pursuant to that certain Flow Servicing Agreement, dated as of January 1, 2006, between the Assignor and the Servicer, (ii) the Company shall look solely to the Trust (including the Trustee, the Securities Administrator, the Master Servicer and the Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Purchase Agreement (solely insofar as they relate to the Mortgage Loans), (iii) the Trust (including the Trustee, the Securities Administrator, the Master Servicer and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Subsection
6.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Subsection 9.03 of the Purchase Agreement, (iv) all references to the Purchaser or the Custodian under the Purchase Agreement as they relate to the Mortgage Loans shall be deemed to refer to the Trust (including the Trustee, the Securities Administrator, the Master Servicer and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Flow Interim Servicing Agreement, dated as of December 1, 2005 (the "Servicing Agreement"), by and between the Assignor and the Company but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement or the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

          3. Representations and Warranties of the Company.

          (a) The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

               (i) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

               (ii) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement, and has full power and authority to perform its obligations under this Agreement, the Purchase Agreement and the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate actions on the part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

               (iii) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

               (iv) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement, the Purchase Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement or the Servicing Agreement, and the Company is solvent;

               (v) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan; and

               (vi) In connection with the origination of any Mortgage Loan, no proceeds from any Mortgage Loan were used to finance or acquire a single-premium credit life insurance policy. No Mortgagor was required to purchase any single-premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the Mortgage
     Loan; no proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan.

          (b) Pursuant to Section 13 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Subsections 9.01 and 9.02 of the Purchase Agreement are true and correct (with respect to the representations and warranties set forth in Section 9.02 (a), the first sentence of (b), the first sentence of (c) (other than the first clause thereof), (d), (f) (except the last sentence of (f)), (n), (o), (p), the last sentence of (s), (t) (except the first sentence of (t)), (w), (x),
(y), (ii), (qq), (rr), (ss), (tt) and (iii), as of the Transfer Date (as defined in the Purchase Agreement)) as of February 7, 2006, as if such representations and warranties were made on February 7, 2006.

          4. Remedies for Breach of Representations and Warranties of the Company; Modification of the Purchase Agreement.

          (a) The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee, the Securities Administrator, the Master Servicer and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Section 3 hereof shall be as set forth in Subsection 9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein, including its obligation to repurchase any Mortgage Loan in breach of the representations in clauses (g), (i), (uu), (ww), (xx), (yy),
(iii), (jjj), (kkk), (lll) and (mmm) of Subsection 9.02 of the Purchase Agreement within not more than 60 days of such discovery or receipt of notice of such breach).

          (b) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, the fourth sentence of the second full paragraph of Subsection 9.03 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following sentence:

          "However, if the breach shall involve a representation or warranty set forth in Subsection 9.02 (other than the representations and warranties set forth in clauses (g), (i), (uu), (ww), (xx), (yy), (iii), (jjj), (kkk),
(lll) and (mmm) of Subsection 9.02) and the Seller discovers or receives notice of any such breach within 120 days of the related Closing Date, the Seller shall, at the Purchaser's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date."

          (c) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, the following language should be added as the last sentence in the third full paragraph of Subsection 9.03 of the Purchase
Agreement:

          "Accordingly, on the date of such substitution, the Seller will remit to the Purchaser from its own funds an amount equal to the amount of such shortfall plus one month's interest thereon at the Mortgage Interest Rate on the Deleted Mortgage Loan." (d) The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee, the Master Servicer, the Securities Administrator and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Section 3 hereof shall be as set forth in Subsection 9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

          (e) Each of the Company and the Assignee hereby agree that the provisions related to early payment default set forth in paragraph (M) of the PPTA and the provisions related to premium recapture set forth in paragraph
(N) of the PPTA shall not apply to the Mortgage Loans.

          (f) The Company shall indemnify and hold harmless the Assignee, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Company's obligations under this Section 4, or the Company's negligence, bad faith, willful misconduct or material misstatements or omissions in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the Company agrees that it shall contribute to the amount paid or payable by the Assignee, the Servicer, the Master Servicer, the Securities Administrator and/or the Trustee (and their respective officers, directors and affiliates) as a result of the losses, claims, damage or liabilities of the Assignee, the Servicer, the Master Servicer, the Securities Administrator and/or the Trustee in such proportion as is appropriate to reflect the relative fault of the Assignee, the Servicer, the Master Servicer, the Securities

Administrator or the Trustee, as the case may be, on the one hand, and the Company on the other in connection with a breach of the Company's obligation under this Section 4 or the Company's negligence, bad faith, willful misconduct or material misstatements or omissions in connection therewith.

          5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, Novelle or the Company other than those contained in the Purchase Agreement or this Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Purchase Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          6. Representations and Warranties of the Assignor. The Assignor warrants and represents to the Assignee as follows:

          (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Purchase Agreement and this Agreement.

          (b) Enforceability. This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (c) No Consent. The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.


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

          (d) Authorization; No Breach. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Agreement.

          7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

          (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

          (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

          (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Securitization Closing Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.


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

          (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

          (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

          (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the Closing Date set forth in such Purchase Agreement to the Securitization Closing Date that would cause any of the representations and warranties relating to such Mortgage Loan set forth in Subsection 9.02 of such Purchase Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

          It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 8 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in
Section 7(g), by the Company in the Purchase Agreement (or any officer's certificate delivered pursuant thereto).

          It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          8. Remedies for Breach of Representations and Warranties of the Assignor.

          Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related

Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the PPTA or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).

          The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

          In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Company has breached a representation and warranty under
Section 3 of this Agreement and is obligated to repurchase such Mortgage Loan under this Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

          In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure any breach or repurchase such Mortgage Loan under the terms of this Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Purchase Agreement, but only insofar as such Purchase Agreement relates to such Mortgage Loan.

          Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

          For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

          "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 8, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

          "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 9.02 of the Purchase Agreement.

          "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance on a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

          9. Enforcement of Representations and Warranties of the Company.

     The Assignor hereby agrees to use its best efforts to enforce the remedies for a breach of the representations and warranties of the Company set forth in Section 3 herein.

          10. Notices. Any notices or other communications permitted or required hereunder or under the Purchase Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a) in the case of the Company,

              Impac Funding Corporation
              1401 Dove Street
              Newport Beach, California 92660
              Attention: General Counsel

or such other address as may hereafter be furnished by the Company;

          (b) in the case of the Assignee,

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York  10004
              Attention:  Chris Gething
              Tel.:  (212) 902-1434
              Fax:  (212) 256-5107

              With a copy to:

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York  10004
              Attention:  William Moliski
              Tel.:  (212) 357-8721

              Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee; and

            (c) in the case of the Assignor,

                Goldman Sachs Mortgage Company
                85 Broad Street
                New York, New York  10004
                Attention:  William Moliski
                Tel.:  (212) 357-8721
                Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

          11. Miscellaneous.

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee, the Securities Administrator, the Master Servicer, and the Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          (d) Each of this Agreement, the Purchase Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by the Assignee to the Trust and, except as expressly set forth herein, nothing contained herein shall supersede or amend the terms of the Purchase Agreement and the Servicing Agreement.

          (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          (f) In the event that any provision of this Agreement conflicts with any provision of any of the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement or the Servicing Agreement, as applicable.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                       GS MORTGAGE SECURITIES CORP.




                                       By:     /s/ Kevin Gasvoda
                                           ---------------------------
                                           Name: Kevin Gasvoda
                                           Title: Vice President


                                       GOLDMAN SACHS MORTGAGE COMPANY,
                                       a New York limited partnership



                                       By: GOLDMAN SACHS REAL ESTATE FUNDING
                                           CORP., a New York corporation, as
                                           general partner


                                       By:     /s/ Greg Finck
                                           ---------------------------
                                           Name: Greg Finck
                                           Title: Vice President


                                       IMPAC FUNDING CORPORATION


                                       By:     /s/ Jim Murray
                                           ---------------------------
                                           Name: Jim Murray
                                           Title: Vice President




                           Impac/Novelle Step 1 AAR

                                   EXHIBIT A

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]







                                     A-1